                                                     [Governing rights between
                                                      Senior Lender and Junior
                                                                      Lenders]

                                                                 Exhibit 10.19
                            INTERCREDITOR AGREEMENT
                            -----------------------

                  THIS INTERCREDITOR AGREEMENT (this "Agreement") is made and entered into as of January 30, 1998, among (i) Genesis Health Ventures, Inc., a Pennsylvania corporation ("Genesis"), in its capacity as a senior lender (together with its successors and assigns, the "Senior Lender"), (ii) ET Capital Corp., a Delaware corporation ("ET Capital"), (iii) Genesis, in its capacity as a junior lender (together with ET Capital and their successors and assigns, the "Junior Lenders"), (iv) ET Capital, in its capacity as agent for the Junior Lenders (the "Junior Agent"), (v) Genesis, in its capacity as collateral agent for the Senior Lender and the Junior Lenders (the "Master Collateral Agent"), (vi) Age Institute of Florida, Inc., a Florida non-profit corporation (the "Borrower") and (vii) Genesis Eldercare Network Services, Inc., a Pennsylvania corporation (the "Manager") (with respect to Section 31 hereof).

                  WHEREAS, Genesis, as Senior Lender, and the Borrower entered into that certain Acquisition Loan and Security Agreement, dated as of August 31, 1996, as amended (the "Acquisition Loan Agreement"), pursuant to which the Senior Lender agreed to make a loan to the Borrower in the original principal amount of $45,000,000 (the "Acquisition Loan") and the Borrower granted the Senior Lender a first priority security interest in the Facilities Collateral (as hereinafter defined) and a second priority security interest in the Accounts Receivable Collateral (as hereinafter defined) to secure its obligations in connection with the Acquisition Loan;

                  WHEREAS, the Acquisition Loan was evidenced by a Promissory Note dated August 31, 1996 by Borrower payable to the order of the Senior Lender in the principal amount of $45,000,000;

                  WHEREAS, Genesis, as Junior Lender, and the Borrower also entered into that certain Working Capital Loan and Security Agreement, dated as of August 31, 1996, as amended (the "Working Capital Loan Agreement"), pursuant to which Genesis agreed to make loans to the Borrower in the aggregate principal amount of $10,000,000 (the "Working Capital Loan") and the Borrower granted Genesis a first priority security interest in the Accounts Receivable Collateral to secure its obligations in connection with the Working Capital Loan;

                  WHEREAS, the Working Capital Loan was evidenced by a Promissory Note, dated August 31, 1996, made by Borrower payable to the order of Genesis in the principal amount of $10,000,000 (the "Working Capital Note");

                  WHEREAS, simultaneously with the execution and delivery of the Acquisition Loan Agreement and the Working Capital Loan Agreement, the Borrower and Genesis also entered into a separate Security Agreement, dated as of August 31, 1996, as amended (the "Security Agreement"), whereby the Borrower granted Genesis a security interest in all of its accounts, inventory, equipment and general intangibles to secure the obligations of the Borrower under both the Acquisition Loan and the Working Capital Loan (collectively, the "Working Capital Loan Documents");

                  WHEREAS, the Borrower also entered into that certain Mortgage, Assignment of Rents and Security Agreement, dated as of August 31, 1996, as amended (the "Senior Mortgage"), whereby the Borrower granted the Senior Lender a mortgage and security interest in the Facilities (as hereinafter defined) and in certain other property to secure the obligations of the Borrower in connection with the Acquisition Loan;

                  WHEREAS, the Manager performs management services to the Facilities (as hereinafter defined) pursuant to that certain Management Agreement, dated as of August 31, 1996 (as amended, modified, renewed, restated or substituted from time to time, the "Management Agreement"), among Genesis, the Borrower and the Manager;

                  WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of the date hereof (the "Assignment"), among the Junior Lenders, the Junior Agent and the Borrower, ET Capital agreed to purchase, and Genesis agreed to sell, an interest in the Working Capital Note in the amount of $7,500,000, and ET Capital was appointed as agent for the Junior Lenders;

                  WHEREAS, in connection with the Assignment, the Borrower is amending and restating the Working Capital Note so that it is evidenced by (i) an Amended and Restated Promissory Note payable to the order of Genesis in the principal amount of $2,500,000 (the "$2.5 Million Note") and (ii) an Amended and Restated Promissory Note payable to the order of ET Capital in the principal amount of $7,500,000 (the "$7.5 Million Note"), each of which continues to be secured as set forth in the Working Capital Loan Documents and in the Assignment;

                  WHEREAS, the Borrower and the Junior Lenders have also entered into an Amendment to Working Capital Loan and Security Agreement, dated as of the date hereof, pursuant to which the Junior Lenders have agreed to extend the maturity date of the Working Capital Loan;

                  WHEREAS, in consideration thereof and for other good and valuable consideration, the Borrower has entered into that certain Second Mortgage, Assignment of Rents and Security Agreement, dated as of the date hereof (the "Junior Mortgage"), whereby the Borrower granted the Junior Agent for the benefit of the Junior Lenders a second priority mortgage and security interest in the Facilities and certain other property to secure the obligations of the Borrower in connection with the Working Capital Loan;

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                  WHEREAS, on the date hereof, the Borrower and the Senior
Lender entered into an Amendment to Acquisition Loan and Security Agreement, which, among other things, reduced the principal amount of the Acquisition Loan to $40,000,000, and Borrower executed and delivered an Amended and Restated Promissory Note, dated the date hereof, payable to the order of the Senior Lender in the principal amount of $40,000,000 (the "Acquisition Note");

                  WHEREAS, Genesis, the Borrower and the Master Collateral Agent have entered into an Assignment and Amendment to the Security Agreement, dated as of the date hereof (the "Amendment to Security Agreement") pursuant to which Genesis has assigned all of its rights and obligations as a secured party under the Security Agreement to the Master Collateral Agent for the benefit of the Senior Lender and the Junior Lenders, subject to the terms and provisions of this Agreement;

                  WHEREAS, the parties are entering into this Agreement in order to define the existing relative rights and security interest priorities between the Senior Lender and the Junior Lenders and to appoint Genesis as the Master Collateral Agent to act on behalf of the Senior Lender, the Junior Lenders, and the Junior Agent; and

                  WHEREAS, in connection with all of the foregoing, the Manager has agreed to subordinate its rights to the payment of a portion of its management fees upon a default of any of the Borrowers' obligations under the Senior Note or the Subordinated Notes.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


1. CERTAIN DEFINITIONS.

                  For purposes of this Agreement, the following terms have the following meanings:

                  "Accounts Receivable Collateral" means all of Borrower's Gross Patients Accounts Receivable and other personal property utilized in the Facilities or in connection with the operation thereof, tangible or intangible, whether now or hereafter acquired, and all proceeds and products thereof, together with all documents, contracts, guarantees, books and records, processing cards, tapes, tabulating runs, programs and similar material related thereto.

                  "Acquisition Loan Documents" means the Acquisition Loan Agreement, the Senior Note, the Security Agreement, the Senior Mortgage and all other agreements, instruments and documents executed and/or delivered in connection therewith, as such documents may be amended, renewed, modified, extended, assigned, refinanced or replaced from time to time.

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Collateral" means, collectively, the Accounts Receivable Collateral, the Facilities Collateral, the "Collateral" as defined in the Security Agreement, which includes all of the Borrower's existing or hereafter acquired Accounts, Inventory, Equipment and General Intangibles (all as defined in the Security Agreement) and proceeds thereof and all of the "Property" as defined in the Senior Mortgage and the Junior Mortgage, and any and all proceeds of the foregoing.

                  "Facilities" means the eleven health care facilities located in the Counties of Pinellas, Polk, Volusia, Bay and Okaloosa in the State of Florida owned by Borrower and as described in the Acquisition Loan Agreement.

                  "Facilities Collateral" means the Facilities and all proceeds and products thereof, together with all documents, contracts, guarantees, books and records, processing cards, tapes, tabulating runs, programs and similar material related thereto.

                  "Gross Patients Accounts Receivable" means all accounts receivable of Borrower, including all rights of Borrower, if any, arising from the payment for goods sold or leased or for services rendered with respect to the Facilities, including, without limitation, (i) all accounts arising from the operation of the Facilities and (ii) all rights to payment from the Medicare program, Medicaid program or similar state or federal programs, boards, bureaus or agencies and rights to payments from patients or private insurers and others arising from the operation of their businesses, including rights to payment from Reimbursement Contracts. Gross Patients Accounts Receivable shall include the proceeds of the foregoing (whether cash or noncash, movable or immovable, tangible or intangible) received from the sale, exchange, transfer, collection or other disposition or substitution thereof but, shall not include, (i) gifts, grants, bequests, donations and/or contributions made to Borrower and (ii) with respect to reimbursements from Medicare or Medicaid or like programs, not those accounts receivable in excess of allowable reimbursement amounts.

                  "Person" means any individual, corporation, association, partnership, limited liability company, joint venture, cooperative, foundation, trust or other organization, any individual, and any government, any political subdivision thereof, and any agency of any such government or political subdivision.

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                  "Senior Indebtedness" means all present and future
obligations, liabilities and indebtedness of the Borrower of every type and nature, currently or hereafter due, incurred or created, arising under or in connection with the Acquisition Loan Documents, including, without limitation, all principal and interest provided for in the Acquisition Loan Documents (including, without limitation, interest arising prior to and after the commencement of any bankruptcy or similar proceeding in which the Borrower is the debtor, whether or not such interest is an allowed claim in such proceeding) and all fees, premiums, charges, expenses, indemnities and other amounts payable under or incidental to the Acquisition Loan Documents, including as such obligations, liabilities and indebtedness may be amended, renewed, modified, extended, assigned, refinanced or replaced from time to time.

                  "Senior Note" means the Acquisition Note and any amendments, renewals, replacements, extensions, modifications, refinancings or assignments thereof.

                  "Senior Noteholder" means the Senior Lender, in its capacity as holder of the Senior Note and the Senior Indebtedness, and any other Person acquiring all or any part of the Senior Note or the Senior Indebtedness; provided, however, that neither the Borrower nor any Affiliate of the Borrower or their successors or assigns shall have any rights otherwise available to the Senior Noteholder under this Agreement in the event that any such party acquires all or any part of the Senior Note or the Senior Indebtedness.

                  "Subordinated Indebtedness" means all present and future obligations, liabilities and indebtedness of the Borrower of every type and nature, currently or hereafter due, incurred or created, arising under or in connection with the Working Capital Loan Documents, including, without limitation, all principal and interest provided for in the Working Capital Loan Documents and all fees, premiums, charges, expenses, indemnities and other amounts arising under or incidental to the Working Capital Loan Documents, as such obligations, liabilities and indebtedness may be amended, renewed, modified, extended, assigned, refinanced or replaced from time to time, subject to the provisions of this Agreement.

                  "Subordinated Noteholders" means the Junior Lenders, in their capacity as holders of the Subordinated Notes and the Subordinated Indebtedness, and any other Person acquiring all or any part of the Subordinated Notes or the Subordinated Indebtedness; provided, however, that neither the Borrower nor any Affiliate of the Borrower or their successors or assigns shall have any rights otherwise available to the Subordinated Noteholders under this Agreement in the event that any such party acquires all or any part of the Subordinated Notes or the Subordinated Indebtedness.

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                  "Subordinated Notes" means, collectively, the $2.5 Million
Note and the $7.5 Million Note, and any amendments, renewals, replacements, extensions, modifications or assignments thereof.

                  "Working Capital Loan Documents" means the Working Capital Loan Agreement, the Subordinated Notes, the Security Agreement, the Junior Mortgage and all other agreements, instruments and documents executed in connection therewith, as such documents may be amended, renewed, modified, extended, assigned, refinanced or replaced from time to time.


2. CONSENTS OF HOLDERS.

                  Notwithstanding any of the terms or provisions of the Working Capital Loan Documents, each Subordinated Noteholder, by its acceptance of a Subordinated Note, does hereby ratify and acknowledge the existence of the Senior Indebtedness and the liens securing the Senior Indebtedness and the obligations of the Borrower in connection with the Acquisition Loan Documents. Each Subordinated Noteholder further agrees that
(i) such Subordinated Noteholder will not challenge the liens and security interests securing payment of the Senior Indebtedness, (ii) as between the Senior Noteholders and such Subordinated Noteholder, the terms of this Agreement shall govern, even if part or all of the Senior Indebtedness or any liens or security interest securing payment thereof are avoided, disallowed, set aside or otherwise invalidated, and (iii) to the extent that any of the terms and provisions of this Agreement may be inconsistent with any of the terms or provisions of the Acquisition Loan Documents or the Working Capital Loan Documents, such terms and provisions shall be deemed to be superseded, and the terms of this Agreement shall govern.


3. PRIORITY OF LIENS.

                  As long as all or any portion of the Senior Indebtedness remains outstanding, unpaid, defeasible or unsatisfied, each of the Subordinated Noteholders agrees that, notwithstanding any provision to the contrary in any of the Acquisition Loan Documents or the Working Capital Loan Documents and irrespective of the time, order or method of perfection, creation or attachment of any security interests or liens in the Collateral,
(i) the interests and liens of the Senior Noteholders in all of the Collateral are, and shall be deemed to be, prior and senior to any interests or liens the Subordinated Noteholders or the Junior Agent may have in the Collateral, (ii) the interests and liens of the Subordinated Noteholders and the Junior Agent in the Collateral are, and shall be deemed to be, junior, subject and subordinate in all respects to the interests and liens of the Senior Noteholders in the Senior Note and (iii) the Subordinated Noteholders shall refrain from exercising any remedy under the Working Capital Loan Documents, including acceleration of the indebtedness under said Notes, and shall refrain from taking any action to foreclose upon, acquire title to (by bidding at foreclosure or otherwise), take possession of, liquidate or proceed against any of the Collateral.

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4. SUBORDINATION OF PAYMENT AND OTHER RIGHTS.

                  Each of the Borrower and the Subordinated Noteholders covenants and agrees (and each such Subordinated Noteholder by its acceptance of a Subordinated Note confirms) that all rights of each present and future Subordinated Noteholder to payments or distributions of any kind or character under or in respect of the Subordinated Indebtedness are hereby expressly subordinated, to the extent and in the manner set forth in this Agreement, to the prior indefeasible payment in full in cash or cash equivalents of all Senior Indebtedness in accordance with the terms thereof. Each of the Borrower and Subordinated Noteholders confirm all of the Senior Noteholder's rights under the Acquisition Loan Documents, and specifically, the right to control the application of any insurance and condemnation proceeds as set forth more fully therein, and acknowledge that, to the extent Borrower is required to obtain Senior Lender's consent to any act under the Acquisition Loan Documents, the decision of the Senior Lender with respect thereto shall be binding on the Junior Lenders.


5. LIQUIDATION, ETC.

                  (a) Upon any payment or distribution of any assets of the Borrower of any kind or character, whether in cash, property or securities (including, without limitation, payments or distributions payable to the Subordinated Noteholders by virtue of the terms of any indebtedness which is subordinated in right of payment to Subordinated Indebtedness (a "Junior Subordinated Payment")), by set-off or otherwise, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Borrower, as the case may be, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other similar proceedings or upon an assignment for the benefit of creditors, or any other marshaling of its assets and liabilities (referred to herein as a "Proceeding"), the holders of Senior Indebtedness shall first be entitled to receive payment in full in cash or cash equivalents, in accordance with the terms of the Senior Indebtedness, of all amounts payable under or in respect of the Senior Indebtedness, before any payment or distribution is made on, or in respect of, any Subordinated Indebtedness; and, upon any such Proceeding, any distribution or payment to which the Subordinated Noteholders would be entitled except for the provisions hereof, shall be paid by the Borrower, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the Master Collateral Agent for the benefit of the Senior Noteholders to the extent necessary to pay all such Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to the Senior Noteholders, and notwithstanding whether all or any portion of the Senior Indebtedness is deemed to be unsecured in any such proceeding.

                  (b) If, notwithstanding the foregoing, in any Proceeding any Junior Subordinated Payment or other payment or distribution of any assets of the Borrower, as the case may be, of any kind or character, whether in cash, property or securities, by set-off or otherwise, shall be received by any Subordinated Noteholder before all Senior Indebtedness is indefeasibly paid in full in cash or cash equivalents, such payment or distribution shall be received (whether or not such payment or distribution shall have been made in accordance with a plan of reorganization or arrangement approved in bankruptcy or other proceedings) in trust on behalf of the Senior Noteholders and shall be paid over to the Master Collateral Agent on behalf of the Senior Noteholders for application to the payment of all Senior Indebtedness remaining unpaid until such Senior Indebtedness shall have been indefeasibly paid in full in cash or cash equivalents, after giving effect to any concurrent payment or distribution to the Senior Noteholders. In the event of the failure of any Subordinated Noteholder to endorse or assign to the Master Collateral Agent any such payment or distribution, the Master Collateral Agent is hereby irrevocably authorized to endorse or assign the same on behalf of such holder.

                  (c) For purposes of this Section 5 only, the words "any payment or distribution of any assets of the Borrower of any kind or character, whether in cash, property or securities" shall not be deemed to include a distribution of securities of the Borrower provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction which securities are subordinate in right of payment to all then outstanding Senior Indebtedness at least to the same extent as the Subordinated Indebtedness is so subordinate as provided in this Agreement.

                  (d) Notwithstanding any statute, including, without limitation, the United States Bankruptcy Code and any state bankruptcy law, any rule of law or any bankruptcy procedure to the contrary, to the extent permitted by applicable usury limitations, the right of the holders of Senior Indebtedness to have all of the Senior Indebtedness indefeasibly paid and satisfied in full prior to the payment of any of the Subordinated Indebtedness shall include, without limitation, the right of Senior Noteholders to be paid in full all interest accruing (or that would have accrued in the absence of such statute, rule, law or procedure at any time) on such obligations prior to any payment or distribution to the Subordinated Noteholders by or out of the assets of the Borrower. To the extent that the Senior Noteholders would not be entitled to the interest referenced in the preceding sentence under such statute, rule or procedure, then the difference between the amount to which they are entitled under this paragraph and the amount to which they otherwise would be entitled under such statute, rule or procedure, shall be paid from amounts otherwise due to the Subordinated Noteholders, and the total amounts to be paid to the Subordinated Noteholders shall be reduced accordingly.

                  (e) To enable the Master Collateral Agent to enforce the rights of the Senior Noteholders hereunder in any Proceeding, the Master Collateral Agent is hereby irrevocably authorized and empowered, in its discretion (i) to make and present such proofs of claim against the Borrower on account of the Subordinated Indebtedness as it may deem expedient or proper, and (ii) to receive and collect on behalf of the Senior Noteholders any and all dividends and other payments or distributions made thereon in whatever form the same may be paid; and upon the request of the Master Collateral Agent, each Subordinated Noteholder shall execute and deliver to the Master Collateral Agent, Senior Noteholders or their authorized representatives such powers of attorney, assignments and other documents and instruments as such holders or representatives may request, consistent with this Agreement. Nothing contained in this Section 5(e) or elsewhere in this Agreement shall be construed to give the Master Collateral Agent or the Senior Noteholders any right to vote with respect to the treatment of the Subordinated Indebtedness or any claim thereunder, or any portion of such Subordinated Indebtedness or such claim, in any Proceeding, whether in connection with any resolution, arrangement, plan of reorganization, compromise, settlement, election of a trustee or otherwise.


6. DEFAULT.

                  (a) In the event that any Senior Payment Default (as defined below) shall have occurred and shall be continuing, then, effective at such time as the Borrower first receives notice or acquires actual knowledge of the occurrence of such Senior Payment Default, no payment or distribution of any kind, whether in cash, property or securities (including, without limitation, any Junior Subordinated Payment), by set-off or otherwise, shall be made on, or in respect of, any Subordinated Indebtedness or for the acquisition, retirement, repurchase, redemption or defeasance thereof unless and until the Senior Noteholder provides written notice to the Junior Noteholders that such Senior Payment Default shall have been cured or waived in accordance with the terms of the Senior Indebtedness, or that all amounts then due and payable in respect of Senior Indebtedness shall have been paid in full, or provision shall have been made for such payment in cash or cash equivalents in a manner satisfactory to the Senior Noteholders. "Senior Payment Default" means any default in the payment when due of any Senior Indebtedness, whether at its stated maturity, upon acceleration or otherwise.

                  (b) In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and shall be continuing, then, upon receipt by the Borrower of written notice (a "Nonmonetary Default Notice") of such Senior Nonmonetary Default from any Senior Noteholder or any representative of such a holder, no Junior Subordinated Payment or other payment or distribution of any kind, whether in cash, property or securities, by set-off or otherwise, shall be made on, or in respect of, any Subordinated Indebtedness or for the acquisition, retirement, repurchase, redemption or defeasance of any Subordinated Indebtedness during the period (the "Payment Blockage Period") commencing on the date such Nonmonetary Default Notice is given and ending on the earlier of (i) the date on which the Senior Noteholders that issued such Nonmonetary Default Notice provide written notice to the Borrower that such Senior Nonmonetary Default has been cured or waived in accordance with the terms of the Senior Indebtedness or has been rescinded or annulled or the Senior Indebtedness to which such Senior Nonmonetary Default relates has been fully discharged in a manner satisfactory to the Senior Noteholders (which notice shall be provided promptly by the applicable Senior Noteholders), or
(ii) the 179th day after the date such Nonmonetary Default Notice is given, after which date ordinary, periodic payments to the Junior Noteholders as provided for in the Working Capital Loan Documents may resume in accordance with the terms thereof. "Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default, other than a Senior Payment Default, permitting one or more Senior Noteholder to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise become due and payable.

                  (c) If, notwithstanding the foregoing, any Subordinated Noteholder shall receive any payment or distribution of any assets of the Borrower of any kind or character, whether in cash, property or securities (including, without limitation, any Junior Subordinated Payment), by set-off or otherwise, in violation of this Section 6, then such cash, property or securities shall be held in trust by the recipient thereof on behalf of the Senior Noteholders and shall be paid over to the Master Collateral Agent acting for the benefit of the Senior Noteholders for application to the payment of all Senior Indebtedness until all Senior Indebtedness shall have been indefeasibly paid in full in cash or cash equivalents, after giving effect to any concurrent payment or distribution to the Senior Noteholders. In the event of the failure of any Subordinated Noteholders to endorse or assign to the Master Collateral Agent any such payment or distribution, the Master Collateral Agent is hereby irrevocably authorized to endorse or assign the same on behalf of any Subordinated Noteholder.

                  (d) The provisions of this Section 6 shall not apply to any payment or distribution by the Borrower in any Proceeding (such amounts and distributions being subject to Section 5).


7. PERMITTED PAYMENTS; LIMITS ON RECOURSE FOR PAYMENT
   OF SUBORDINATED INDEBTEDNESS.

                  Until and unless a Senior Payment Default has occurred or a Payment Blockage Period is in effect, the Borrower may make and the Subordinated Noteholders may receive Interest Payments (as hereinafter defined) as the same become due and payable. For purposes of this Section 7,

"Interest Payments" means the payments of interest which are due on the outstanding principal amount of the Working Capital Loan, and shall in no event be deemed to refer to any late charges or default interest or any other premium, fees, costs or other payments. Until such time as all Senior Indebtedness is indefeasibly paid in full in cash or cash equivalents, and regardless of whether all or any portion of the Subordinate Debt is due and payable by maturity, acceleration or otherwise, neither the Borrower nor any Affiliate of the Borrower shall pay, and no Subordinated Noteholder shall ask, demand, claim, take or receive from the Borrower, any Affiliate of the Borrower or any other Person, any payment of the principal of the Subordinated Indebtedness or any other payment of the Subordinated Indebtedness or any other premium, fee or cost other than Interest Payments as permitted by this
Section 7.


8. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

                  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Subordinated Noteholders, on the one hand, and the Senior Noteholders, on the other hand. Nothing contained in this Agreement is intended to or shall (a) impair the obligation of the Borrower, which is absolute and unconditional, to pay to the Subordinated Noteholders the principal of and interest on the Subordinated Indebtedness and all other amounts payable thereunder as and with the terms hereof and of the Subordinated Indebtedness, (b) affect the relative rights against the Borrower of creditors of the Borrower other than the Senior Noteholders and the Subordinated Noteholders, or (c) increase the total obligations of the Borrower under the Senior Indebtedness or the Subordinated Indebtedness.

9. APPOINTMENT OF MASTER COLLATERAL AGENT.

                  (a) Each of the Senior Noteholders, the Subordinated Noteholders and the Junior Agent hereby irrevocably appoints and authorizes Genesis as the Master Collateral Agent to act on behalf of such person hereunder and under the Acquisition Loan Documents and the Working Capital Loan Documents with respect to the Collateral and Genesis hereby accepts such appointment and authorization. The Master Collateral Agent is hereby specifically authorized to enter into the Amendment to Security Agreement as the secured party thereunder, it being understood and agreed that the security interests granted under the Security Agreement to the Master Collateral Agent are held by the Master Collateral Agent for the benefit of the Senior Noteholders and Subordinated Noteholders. It is further understood and agreed that, with respect to any Collateral as to which perfection is accomplished by possession, the Master Collateral Agent is holding such Collateral for the benefit of the Senior Noteholders and the Subordinated Noteholders, thereby perfecting the security interests in such Collateral on behalf of each of them. However, each of Subordinated Noteholders and the Junior Agent also understand and agree that, so long as any Senior Indebtedness shall not have been fully and indefeasibly paid, the Master Collateral Agent shall accept directions only from the Senior Noteholders with respect to any matter relating to the Collateral and shall have no duty to the Subordinated Noteholders or the Junior Agent other than (i) the safekeeping of Collateral or (ii) the perfection of liens on behalf of the Subordinated Noteholder and the Junior Agent, and the Subordinated Noteholders and the Junior Agent shall not have any rights to require the Master Collateral Agent to take or omit to take any other action with respect to the Collateral. Upon the indefeasible payment in full of the Senior Indebtedness, if the Master Collateral Agent shall then be in possession of any Collateral at any time any Subordinated Indebtedness shall be outstanding, then the Master Collateral Agent's sole responsibility or obligation shall be, upon notice to the Junior Agent, to turn over same to the Junior Agent or to whomever a court of competent jurisdiction directs.

                  (b) Each Senior Noteholder and each Subordinated Noteholder agrees (which agreement shall survive the termination of this Agreement) to indemnify the Master Collateral Agent, pro rata, according to such Senior Noteholder's or such Subordinated Noteholder's ratable percentage of the aggregate principal amount of the aggregate Senior Indebtedness and the Subordinated Indebtedness, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Master Collateral Agent or any of its directors, officers, employees or agents in any way relating to or arising out of the Acquisition Loan Documents or the Working Capital Loan Documents or any action taken or omitted by the Master Collateral Agent or any of its directors, officers, employees or agents under the Acquisition Loan Documents or the Working Capital Loan Documents, to the extent not reimbursed by the Borrower; provided, however, that the Senior Noteholders and the Subordinated Noteholders shall not be liable to the Master Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Master Collateral Agent, or any of its directors, officers, employees or agents.

                  (c) Neither the Master Collateral Agent nor any of its officers, directors, employees or agents will be liable to the Senior Noteholders or the Subordinated Noteholders for any action taken or omitted hereunder or in connection herewith or in connection with any document or instrument now or hereafter executed in connection herewith unless caused by its gross negligence or willful misconduct. The Master Collateral Agent will not be responsible for any recitals, warranties or representations in the Acquisition Loan Documents or the Working Capital Loan Documents. The Master Collateral Agent may execute any of its duties by or through agents or employees and will be entitled to advice of counsel, accountants or other professionals of its selection concerning all matters pertaining to its duties hereunder and thereunder. The Master Collateral Agent will be entitled to rely upon any writing or other document, telegram or telephone conversation believed by it to have been signed, sent or made by the proper person or persons and, in respect of legal matters, upon the advice of counsel selected by the Master Collateral Agent. The Master Collateral Agent shall be fully justified in failing or refusing to take any action under the Acquisition Loan Documents or the Working Capital Loan Documents unless it shall first receive such advice or concurrence of all the Senior Noteholders or the Subordinated Noteholders, as it deems appropriate, or it shall first be indemnified to its satisfaction by the Senior Noteholders and the Subordinated Noteholders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct.

               (d) Each of the Senior Noteholders and the Subordinated Noteholders acknowledges that the Master Collateral Agent has not made any representation or warranty to it and that no act taken by the Master Collateral Agent will be deemed to constitute a representation or warranty by the Master Collateral Agent to any of the Senior Noteholders or the Subordinated Noteholders. Each Senior Noteholder and Subordinated Noteholder further acknowledges that it has taken and will continue to take such action and to make such investigation as it deems necessary to inform itself of the affairs of the Borrower and that it has made and will continue to make its own independent investigation of the creditworthiness and the business and operations of the Borrower. In making an advance hereunder, each Senior Noteholder and Subordinated Noteholder represents that it has not relied and will not rely upon any information or representations furnished or given by the Master Collateral Agent. The Master Collateral Agent will be under no duty or responsibility to any Senior Noteholder or Subordinated Noteholder to ascertain or to inquire into the performance or observance by the Borrower of any of the provisions of this Agreement or any document or instrument now or hereafter executed in connection herewith. The Master Collateral Agent will not have any duty or responsibility to provide any Senior Noteholder or Subordinated Noteholder with any credit or other information concerning the affairs, financial condition or business of the Borrower or any affiliate thereof which may come into the possession of the Master Collateral Agent. The Senior Noteholders and Subordinated Noteholders understand and agree that the Master Collateral Agent will not be deemed to have knowledge of the existence, occurrence or continuance of any event of default under any of the Acquisition Loan Documents or the Working Capital Loan Documents, unless the officers of the Master Collateral Agent immediately responsible for matters concerning this Agreement will have actual knowledge of such occurrence or will have been notified in writing by any Senior Noteholder or Subordinated Noteholder or Borrower that such person or the Borrower, as applicable, considers that such event of default has occurred and is continuing and specifying the nature thereof.

                  (e) Subject to the appointment and acceptance of a successor Master Collateral Agent as provided below, the Master Collateral Agent may resign at any time by notifying the Senior Noteholders, the Subordinated Noteholders and the Borrower. Upon any such resignation, the Senior Noteholders and the Subordinated Noteholders will have the right to appoint a successor Master Collateral Agent. If no successor Master Collateral Agent will have been so appointed by the Senior Noteholders and the Subordinated Noteholders and will have accepted such appointment within thirty (30) days after the retiring Master Collateral Agent gives notice of its resignation, then the retiring Master Collateral Agent may, on behalf of the Senior Noteholders and Subordinated Noteholders, appoint a successor Master Collateral Agent. Upon the acceptance of any appointment as Master Collateral Agent hereunder by a successor, such successor will thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Master Collateral Agent and the retiring Master Collateral Agent will be discharged from its duties and obligations hereunder and under the Acquisition Loan Documents and the Working Capital Loan Documents. After any Master Collateral Agent's resignation hereunder, the provisions of this
Section 9 will continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.


10. SUPPLEMENTAL ASSIGNMENTS, POWER OF ATTORNEY.

                  (a) Each Subordinated Noteholder agrees to execute and deliver to the Master Collateral Agent such assignments or other instruments as may be reasonably requested by the Master Collateral Agent in order to enable it to enforce their rights hereunder and to collect, to the extent entitled thereto under this Agreement, any and all dividends or other payments or disbursements which may be made at any time on account of all or any of the Subordinated Indebtedness so long as any Senior Indebtedness remains unpaid.

              (b) Each Subordinated Noteholder hereby irrevocably constitutes and appoints the Master Collateral Agent, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead, in its own name or otherwise, from time to time (i) to receive, endorse or assign payments and distributions made with respect to such Subordinated Noteholder's Subordinated Indebtedness to the extent that such payments and distributions are required to be made or turned over to the Senior Noteholders and (ii) to execute and deliver such documents and instruments necessary to enable the Senior Noteholders to enforce their rights under this Agreement. Each Subordinated Noteholder hereby ratifies any and all lawful actions taken pursuant to the foregoing power of attorney and confirms and agrees that such power of attorney is coupled with an interest and is irrevocable.

11. NO OBLIGATIONS OF SENIOR NOTEHOLDERS; BENEFIT OF
    SUBORDINATION PROVISIONS.

                  (a) Each Subordinated Noteholder agrees that the Senior Noteholder shall not be liable for any action or failure to act under or in connection with any of the Acquisition Loan Documents, it being understood that the decisions as to whether or not to act and the manner of proceeding under such instruments and documents are within the sole discretion of the Senior Noteholder and shall not be affected in any manner by the existence of the Subordinated Indebtedness. It is further agreed that such obligations as may be imposed under the Acquisition Loan Documents shall run exclusively to the benefit of the Senior Noteholder and may be enforced or waived only by the Senior Noteholder.

                  (b) The powers conferred on Genesis as Senior Lender and Senior Noteholder under this Agreement are solely to protect its interests under this Agreement and shall not impose any duty upon Genesis or any other holders to exercise any such powers. In particular, neither Genesis nor any other Senior Noteholder shall be required to make any demand or to make any inquiry as to the nature of sufficiency of any payment received by it. Genesis and such other holders shall be accountable only for amounts actually received as a result of the exercise of such powers, and neither Genesis nor any other Senior Noteholder, nor any of their respective officers, directors, employees, agents or participants shall be responsible to the Borrower or any Subordinated Noteholder, for any act or failure to act by it or them under this Agreement, except for its or their own gross negligence or willful misconduct. Genesis and each such other holder shall be entitled to rely upon any paper, instrument or document which it in good faith believes to be genuine and correct and to have been signed or sent by the proper person or persons.


12. NO PAYMENTS IN VIOLATION OF AGREEMENT.

                  The Borrower agrees that no payments or distributions, by set-off or otherwise, will be made by or on behalf of the Borrower in violation of the terms of this Agreement; and each Subordinated Noteholder agrees that it will not receive or accept any such payment or distribution.


13. AVOIDED PAYMENTS.

                  Without limiting any other provision of this Agreement, Senior Indebtedness shall not be deemed to have been paid for purposes of this Agreement if any payment in respect thereof (i) shall have been avoided or recovered by the payor or its trustee or other representative or successor in accordance with the order of any court of competent jurisdiction in any insolvency, bankruptcy, dissolution, liquidation or reorganization of the payor, or as required upon or as a result of the appointment of a custodian, receiver, trustee or other officer with respect to the payor or any substantial part of its property or otherwise, or (ii) is the subject of a pending or threatened proceeding in which such avoidance or recovery is (or would be) sought. For purposes of this Section 13, a payment in respect of Senior Indebtedness shall be deemed to be the subject of a "threatened proceeding" only if the payor or a trustee for or other authorized representative of the payor or its estate has expressly informed the Senior Noteholders that such payment will be sought to be avoided or recovered in whole or in part.

14. NOTICE OF DEFAULT.

                  Each Subordinated Noteholder agrees to notify the Master Collateral Agent and the Senior Noteholder in writing promptly upon any default under any of the Working Capital Loan Documents and shall notify the Master Collateral Agent and the Senior Noteholder in writing at least two (2) business days prior to taking any action to accelerate such Subordinated Indebtedness, subject to the standstill and subordination provisions of this Agreement.


15. CERTAIN POWERS OF SENIOR NOTEHOLDERS.

                  Each Subordinated Noteholder agrees that, without notice to or further consent by it, (a) the liability of the Borrower in respect of the Senior Indebtedness, the Acquisition Loan and the liens of the Senior Noteholders may, in whole or in part, be amended, supplemented, renewed, extended, modified, released, replaced, refinanced or refunded by the Senior Noteholders, as the Senior Noteholders may deem advisable, (b) any Collateral and/or security interests in respect of the Senior Indebtedness may, from time to time, in whole or in part, be exchanged, sold or surrendered by the Master Collateral Agent, (c) the amount of the Senior Indebtedness may, from time to time, be increased through further loans, or otherwise, (d) any deposit balance or balances to the credit of the Borrower may, from time to time, in whole or in part, be surrendered or released by the Master Collateral Agent or the Senior Noteholders to the Borrower and (e) any of the provisions hereof may be waived partially or entirely by the Master Collateral Agent or the Senior Noteholders as to some Subordinated Indebtedness but not other Subordinated Indebtedness, all without impairing or in any way affecting the subordination contained in this Agreement; nor shall the subordination herein contained be impaired or affected in any way by any other action, inaction or omission in respect of the Senior Indebtedness or the liens of the Senior Noteholder.


16. NO WAIVER OF SUBORDINATION PROVISIONS.

                  No right of any present or future Master Collateral Agent or Senior Noteholder to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Borrower with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

17. SUBROGATION TO RIGHTS OF THE SENIOR NOTEHOLDERS.

                  If, in any Proceeding or otherwise, the Senior Noteholder receives distributions or payments which, but for this Agreement, would have been made to the Subordinated Noteholders, then, subject to the indefeasible payment in full of all amounts due or to become due on or in respect of Senior Indebtedness, or the provision for such payment in cash or cash equivalents in a manner satisfactory to the Senior Noteholder, the Subordinated Noteholders shall be subrogated to the rights of the Senior Noteholder to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and any interest on the Subordinated Indebtedness and all other amounts payable in respect of Subordinated Indebtedness shall be paid in full. For purposes of such subrogation, no payments or distributions to the Senior Noteholder of any cash, property or securities to which the Subordinated Noteholders would be entitled except for the provisions of this Agreement, and no payment over pursuant to the provisions of this Agreement to the Senior Noteholder by the Subordinated Noteholders, shall, as among the Borrower and their creditors (other than Senior Noteholder and Subordinated Noteholders), be deemed to be a payment or distribution by the Borrower to or on account of the Senior Indebtedness. At such time as the Subordinated Noteholders become subrogated to the rights of the Senior Noteholder to receive payments and distributions of cash, property and securities applicable to Senior Indebtedness as set forth in this Section 17, the Senior Noteholder shall execute and deliver to the Subordinated Noteholders such assignments of the Acquisition Loan Documents (without recourse and without representation or warranty of any kind, other than the ability of such holders to execute and deliver such assignments) to the Subordinated Noteholders, as such Subordinated Noteholders may reasonably request.


18. RELIANCE BY MASTER COLLATERAL AGENT.

                  Upon any payment or distribution of assets of the Borrower referred to in this Agreement (whether such payment or distribution is made in a Proceeding or otherwise), the Master Collateral Agent shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Subordinated Noteholders for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the Senior Noteholder and holders of other indebtedness of the Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Agreement.

19. NO CHANGES TO SUBORDINATED INDEBTEDNESS.

                  None of the Subordinated Noteholders shall, without the prior written consent of the Senior Noteholder, (a) make or agree to make any loans or any advances of money or property to the Borrower other than the Working Capital Loan, (b) amend, supplement, renew, extend, modify, replace or refinance in any respect any of the Working Capital Loan Documents or any documents or instruments creating, evidencing, securing or exchangeable for or convertible into the Subordinated Indebtedness, (c) sell, assign or transfer all or any portion of its interest in the Subordinated Indebtedness unless the buyer, assignee or transferee thereof shall agree in writing to become bound by the provisions of this Agreement and the Senior Noteholder shall have been furnished with original counterparts of such agreements, together with opinions of counsel or other appropriate confirmation of the validity and binding effect of such agreements, all in form and substance reasonably satisfactory to the Senior Noteholder, or (d) subordinate any Subordinated Indebtedness to any existing or future indebtedness other than the Senior Indebtedness.


20. NO OFFSET.

                  Each Subordinated Noteholder hereby covenants and agrees that as long as any Senior Indebtedness remains outstanding, unpaid or unsatisfied, if such Subordinated Noteholder at any time incurs any obligation to pay money to the Borrower, such Subordinated Noteholder shall not set off or credit or otherwise apply such obligation against any amount owed (or claimed to be owed) to such Subordinated Noteholder with respect to Subordinated Indebtedness.


21. BINDING NATURE.

                  This Agreement shall be binding and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.


22. SEVERABILITY.

                  If any of the provisions or terms of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any of the other terms hereof, and this Agreement shall be construed as if such unenforceable term has never been contained herein.

23. COUNTERPARTS.

                  This Agreement may be executed in one or more counterparts, each of which shall constitute an original Agreement but all of which together shall constitute one and the same instrument.


24. HEADINGS.

                  The descriptive headings herein are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. Words used herein, regardless of the number and gender specifically used shall be deemed and construed to include any other number, singular, or plural, and any other gender, masculine, feminine or neuter, as the context requires.


25. NOTICES.

                  All notices, requests, consents, demands, approvals and other communications hereunder shall be deemed to have been duly given, made or served if in writing and when delivered personally (including without limitation by means of telex, telecopies or telefax systems), or the day following delivery to a nationally recognized, reputable overnight courier service which guarantees delivery within twenty-four hours, charges prepaid, to the respective parties to this Agreement as follows:

                  (a)      If to the Borrower, to:

                           Age Institute of Florida, Inc.
                           Professional Arts Building
                           25 Penncraft Avenue
                           Chambersburg, Pennsylvania  17201
                           Attention:  Carol A. Tschop, President

                           With a copy (which shall not constitute notice) to:

                           Blank, Rome, Comisky & McCauley
                           1 Logan Square
                           Philadelphia, Pennsylvania  19103
                           Attention:  Harry D. Madonna, Esq.

                  (b)      If to the Senior Noteholders, to:

                           Genesis Health Ventures, Inc.
                           148 West State Street
                           Kennett Square, Pennsylvania  19348
                           Attention: Chief Financial Officer


                           With a copy (which shall not constitute notice) to:

                           Hogan & Hartson, L.L.P.
                           Columbia Square
                           555 Thirteenth Street, N.W.
                           Washington, D.C.  20004-1109
                           Attention:

                  (c)      If to the Junior Agent or the Subordinated
                           Noteholders, to:

                           Genesis Health Ventures, Inc.
                           148 West State Street
                           Kennett Square, Pennsylvania  19348
                           Attention: Chief Financial Officer

                           and

                           ET Capital Corporation
                           415 McFarlan Road
                           Suite 202
                           Kennett Square, Pennsylvania  19348
                           Attention: Chief Financial Officer

                           with a copy (which shall not constitute notice) to:

                           Hogan & Hartson, L.L.P.
                           Columbia Square
                           555 Thirteenth Street, N.W.
                           Washington, D.C.  20004-1109
                           Attention:

                  (d)      If to the Master Collateral Agent, to:

                           Genesis Health Ventures, Inc.
                           148 West State Street
                           Kennett Square, Pennsylvania  19348
                           Attention:

                           with a copy (which shall not constitute notice) to:

                           Hogan & Hartson, L.L.P.
                           Columbia Square
                           555 Thirteenth Street, N.W.
                           Washington, D.C.  20004-1109
                           Attention:


                  The designation of the person to be so notified or the address of such person for the purposes of such notice may be changed from time to time by similar notice in writing, except that any communication with respect to a change of address shall be deemed to be given and made when received by the party to whom such communication was sent.


26. GOVERNING LAW.

                  The validity, meaning and effect of this Agreement shall be determined in accordance with the substantive laws of the State of Florida without regard to conflicts of laws principles thereof.


27. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION, ETC.

                  EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, OR ENFORCEMENT HEREOF. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, OF ANY FEDERAL COURT LOCATED IN THE STATE OF FLORIDA IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE VALIDITY, PROTECTION INTERPRETATION OR ENFORCEMENT HEREOF. Each Subordinated Noteholder irrevocably consents to the service of process on such Subordinated Noteholder in any such proceeding by certified mail or overnight courier, postage prepaid, to such Subordinated Noteholder at the address referred to in
Section 25. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so, any objection to the venue of any such action or proceeding brought in any such court and any defense that any such court is an inconvenient forum for any such action or proceeding.

28. ENTIRE AGREEMENT.

                  This Agreement represents the entire agreement among the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, shall not be affected by reference to any other documents.


29. AMENDMENT.

                  No provision of this Agreement may be amended, modified, terminated or waived except by a writing duly executed by each party sought to be bound by such amendment, modification, termination or waiver.


30. NO BENEFIT TO THE BORROWER.

                  The Borrower is not a beneficiary of any portion of this Agreement and shall not have any rights arising under this Agreement or the right to enforce any provision hereof.


31. MANAGER'S AGREEMENTS.

                  (a) The Manager hereby acknowledges the existence of the Senior Indebtedness, the Subordinated Indebtedness and the liens securing such obligations. The Manager agrees that, upon notice from the Master Collateral Agent, upon the occurrence and during the continuance of an Event of Default under any of the Subordinated Notes or the Senior Note, the Manager shall not accept or receive, or take any action to collect or enforce, the payment of 41.67% of the management fee owed to it under the Management Agreement, and hereby agrees that any amount received in excess of 58.33% of such fee subsequent to such notice shall be held in trust for the Senior and Subordinated Noteholders. The foregoing subordination shall not constitute a release of the obligations of the Borrower to the Manager under the Management Agreement and shall not affect the Manager's rights and remedies under the Management Agreement against Borrower for non-payment of fees at such times as such Event of Default has not occurred or is not continuing or at any time the Senior Indebtedness and Subordinated Indebtedness is indefeasbly paid in full;

provided, however, that, notwithstanding any provision to the contrary contained herein, the Manager shall not take any action which causes the filing of a petition in bankruptcy against Borrower unless and until the Senior Indebtedness and the Subordinated Indebtedness is indefeasibly paid in full.

                  (b) The Manager agrees that for so long as at least 58.33% of its management fees is being paid on a current basis, the Manager shall not terminate the Management Agreement without the prior written consent of the Master Collateral Agent. In the event the Management Agreement is terminated, the Manager shall promptly assign and transfer all accounts, permits, licenses, approvals and consent (to the extent assignable) with respect to the Facilities to the Person designated by the Master Collateral Agent in its sole discretion, and shall use its best efforts to cooperate with the Master Collateral Agent.

                  IN WITNESS WHEREOF, each party hereto has duly executed or caused this Intercreditor Agreement to be duly executed on such party's behalf as of the date first above written.

                               GENESIS HEALTH VENTURES, INC.,
                               as Senior Lender

                               By: /s/ Ira C. Gubernick
                                   ---------------------------------------------

                               Name: Ira C. Gubernick
                                     ------------------------------------------

                               Title: General Counsel - Corporate and Secretary
                                      ------------------------------------------


                               GENESIS HEALTH VENTURES, INC.,
                               as Junior Lender

                               By: /s/ Ira C. Gubernick
                                   ---------------------------------------------

                               Name: Ira C. Gubernick
                                     ------------------------------------------

                               Title: General Counsel - Corporate and Secretary
                                      ------------------------------------------


                               ET CAPITAL CORP.,
                               as Junior Lender and as Junior Agent

                               By: /s/ Edward B. Romanov, Jr.
                                   ---------------------------------------------

                               Name: Edward B. Romanov, Jr.
                                     ------------------------------------------

                               Title: President & CEO
                                      ------------------------------------------


                               AGE INSTITUTE OF FLORIDA, INC.
                               as Borrower

                               By: /s/ Carol A. Tschop
                                   ---------------------------------------------

                               Name: Carol A. Tschop
                                     ------------------------------------------

                               Title: President
                                      ------------------------------------------

                               GENESIS HEALTH VENTURES, INC.,
                               as Master Collateral Agent

                               By: /s/ Ira C. Gubernick
                                   ---------------------------------------------

                               Name: Ira C. Gubernick
                                     -------------------------------------------

                               Title: General Counsel - Corporate and Secretary
                                      ------------------------------------------

                               With respect to Section 31:

                               GENESIS ELDERCARE NETWORK
                               SERVICES, INC.,
                               as Manager

                               By: /s/ Ira C. Gubernick
                                   ---------------------------------------------

                               Name: Ira C. Gubernick
                                     -------------------------------------------

                               Title: General Counsel - Corporate and Secretary
                                      ------------------------------------------